Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A of Techprecision Corporation (the “Company”) for the year ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Louis A. Winoski, the Interim Chief Executive Officer, and I, Richard F. Fitzgerald, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2010	/s/ Louis A. Winoski
Louis A. Winoski
Interim Chief Executive Officer

Dated: February 26, 2010	/s/ Richard F. Fitzgerald
Richard F. Fitzgerald
Chief Financial Officer